                                                                   EXHIBIT 10.12


                        MANAGEMENT SUBSCRIPTION AGREEMENT

     This Management Subscription Agreement (the "Agreement") is entered into as of December 12, 1988 between Toxi-Lab, Inc., a California corporation (the "Company"), and the person listed on Schedule I hereto (the "Purchaser") (together with the Company, the "Parties").

                                    RECITALS

     A. The Company was recently incorporated for the purpose of acquiring the assets and business of the Analytical Systems Division of Marion Laboratories, Inc. (the "Acquisition"). In connection with the Acquisition, the Company is selling shares of its common stock, par value $.01 per share (the "Common Stock") for a purchase price of $1.00 per share (the "Per Share Price") to a limited number of key employees, to provide incentive for such key employees to remain employed by the Company and to exert added efforts towards its growth and success.

     B. The Purchaser desires to subscribe for and purchase from the Company, and the Company desires to sell to the Purchaser, the number of shares of Common Stock set forth opposite the Purchaser's name on Schedule I attached hereto (the "Management Common Stock") at the Per Share Price.

     C. Simultaneously with the execution of this Agreement, the Company is executing other Management Subscription Agreements which are identical to this Agreement, except as to the number of shares of Common Stock covered thereby (the "Other Purchaser Agreements") with other purchasers who will be key employees of the Company (collectively, the "Other Purchasers"). The sale of Management Common Stock to the Purchaser and the Other Purchasers are to be separate sales, and this Agreement and the Other Purchase Agreements are to be separate agreements, but references to this "Agreement" shall include the Other Purchase Agreements where the context so permits, together with all modifications hereof and thereof. In addition, the Company has entered into an agreements with First Interstate Capital, Inc., a California corporation ("FICI") and Birch Street Partners, a California general partnership ("BSP") providing for, among other things, the purchase of shares of Series A Redeemable Preferred Stock, par value $.01 per share (the "Redeemable Preferred Stock"), and Series B Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock") of the Company by FICI and BSP.

                                    AGREEMENT

     In order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

I.   DEFINITIONS

     The following terms shall have the meanings ascribed to such terms in the Sections set forth below:

Term                                              Section
----                                              -------
Acquisition                                       Recitals
Act                                               3.1
Agreement                                         Recitals
BSP                                               Recitals
Closing                                           2.2
Common Stock                                      Recitals
Company                                           Recitals
Convertible Preferred Stock                       Recitals
Exchange Act                                      5.2
Fair Market Value                                 4.2(d)
FICI                                              Recitals
"for cause"                                       4.2(a)
For Cause Repurchase Event                        4.2(a)
Investor Demand                                   6.1
Involuntary Repurchase Event                      4.2(b)
Management Common Stock                           Recitals
Offer                                             4.1
Offeror                                           4.1
Other Purchasers                                  Recitals
Other Purchase Agreements                         Recitals
Parties                                           Recitals
Per Share Price                                   Recitals
Piggyback Registration                            6.1
Public offering                                   4.1
Purchaser                                         Recitals
Purchase Price                                    2.1
Purchaser's Trust                                 3.2(e)
Purchaser's Estate                                3.2(c)
Redeemable Preferred Stock                        Recitals
Registration Rights Agreement                     5.1(d)
Repurchase Closing                                4.2(e)
Rule 144                                          3.4(d)
Transfer                                          3.1
Transferee                                        3.2(d)
Transferee's Trust                                3-2(f)
Transferee's Estate                               3.2(d)
Unvested Management Common Stock                  2.4(a)
Vested Management Common Stock                    2.4(a)
Voluntary Repurchase Event                        4.2(c)

II.  SUBSCRIPTION FOR AND PURCHASE OF MANAGEMENT COMMON STOCK.

     2.1. Purchase of Management Common Stock. Subject to the terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser, that number of shares of Management Common Stock set forth opposite the Purchaser's name on
Schedule I attached hereto, at a purchase price per share equal to the Per Share Price, for a total purchase price (the "Purchase Price") in the amount set forth opposite the Purchaser's name on
Schedule I attached hereto.

     2.2. The Time and Place of the Closing. The closing of the transactions provided for in this Agreement (the "Closing") shall be held at 10:00 a.m., local time, on December 12, 1988, at the offices of Latham & Watkins, 650 Town Center Drive, Twentieth Floor, Costa Mesa, California 92626, or at such other place as the parties shall agree.

     2.3. Closing of the Purchase of the Management Common Stock. The Purchaser shall deliver to the Company at the Closing the Purchase Price in immediately available funds and in consideration of and upon receipt of the Purchase Price, payable in accordance with this Section 2.3, the Company will deliver to the Purchaser a certificate, in Purchaser's name, evidencing Purchaser's ownership of the Management Common Stock.

     2.4. Vesting of the Management Common Stock.

          (a) A portion of the shares of Management Common Stock acquired pursuant to this Agreement, will become "Vested Management Common Stock" on each of the first five anniversaries of the Closing, if, in each case, the Purchaser is still employed by the Company, any direct or indirect subsidiaries of the Company or any corporation which owns 100% of the outstanding voting stock of the Company on such anniversary. The portion of the shares of Management Common Stock which will become Vested Management Common Stock on each of the first five anniversaries of the Closing, if, in each case, the Purchaser is still employed by the Company, any direct or indirect subsidiaries of the Company or any corporation which owns 100% of the outstanding voting stock of the Company on such anniversary shall be equal to the percentages of the total number of shares of Management Common Stock purchased by the Purchaser at the Closing set forth below opposite such anniversary:

Anniversary                                Percentage
-----------                                ----------
  First                                      10%
  Second                                     15
  Third                                      20
  Fourth                                     25
  Fifth                                      30

               Until such time as any of the Management Common Stock becomes Vested Management Common Stock, it shall remain "Unvested Management Common Stock."

          (b) If prior to the fifth anniversary of the Closing, all or substantially all of the assets of the Company are sold, or the Common Stock of the Company is sold to any person (other than in accordance with Article III hereof) who, after giving affect to such sale would own more than 50% of the outstanding Common Stock after such sale, all Unvested Management Common Stock held by the Purchaser, his spouse or immediate family member or the Purchaser's Trust on the date of such sale shall immediately become Vested Management Common Stock.

          (c) Unless the Purchaser shall be required to pledge his shares of Unvested Management Common Stock to Security Pacific National Bank in connection with his guarantee of certain indebtedness of the Company relating to the Acquisition, the Purchaser shall deposit with the Company certificates representing the Unvested Management Common Stock, together with a duly executed stock assignment separate from certificate in blank, which shall be held by the Secretary of the Company pending the vesting of such Unvested Management Common Stock, pursuant to this
Section 2.4.

          (d) Notwithstanding anything to the contrary in this Agreement, the Purchaser shall, subject to the transfer restrictions and other rights and obligations contained herein, have full rights of ownership in all shares of Unvested Management Common Stock, including the right to vote and receive dividends, if and when declared, with respect to such shares of Unvested Management Common Stock, to the sane extent as with respect shares of Vested Management Common Stock.

     2.5. Conditions to the Obligations of the Parties Hereunder. The obligations of each of the Parties hereto shall be subject to the following conditions:

          (a) Simultaneously with the sale to the Purchaser of the Management Common Stock, the Company shall have received the proceeds of the additional equity and debt financing contemplated by, and necessary to consummate, the Acquisition;

          (b) The representations and warranties made by the other Party in this Agreement shall be true and correct in all material respects at and as of the date of the Closing; and

          (c) The Purchaser and the Company shall have entered into a Proprietary Information Agreement, substantially in the form attached hereto as Exhibit A.

III. PURCHASER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     3.1. No Resales. The Purchaser hereby represents and warrants that he is acquiring the Management Common Stock for investment solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Except as otherwise provided in Section 3.2 hereof, the Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter "Transfer") any shares of the Vested Management Common Stock. Except as otherwise provided in Section 3.2 hereof, the Purchaser agrees and acknowledges that he will not Transfer any shares of the Vested Management Common Stock unless such Transfer complies with Section 4.1 of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended and the rules and regulations in effect thereunder (the "Act") and complies with any applicable state securities laws, or (ii) counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and that the Transfer is exempt from any applicable state securities laws. No transfer of any Management Common Stock in violation of this Agreement shall be made or recorded on the books of the Company, and any such Transfer shall be void and of no effect.

     3.2. Certain Permitted Transfers. Notwithstanding the general prohibition on Transfers contained in Section 3.1 hereof, the Company acknowledges and agrees that any of the following Transfers are deemed to be in compliance with the Act, state securities laws and this Agreement and no opinion of counsel is required in connection therewith:

          (a) Transfer made by the Purchaser of all or any portion of his Management Common Stock to the Company pursuant to Article IV thereof;

          (b) A Transfer made by the Purchaser of all or any portion of his Vested Management Common Stock to one of the Other Purchasers, including, without limitation, the Vice President of Marketing of the Company; provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless such Other Purchaser shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement;

          (c) A Transfer upon the death of the Purchaser of all or any portion of his Vested Management Common Stock to his executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate"); provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the Purchaser's Estate shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement;

          (d) Transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of all or any portion of Purchaser's Vested Management Common Stock in accordance with the terms of this Agreement (a "Transferee"); provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the Transferee's executors, administrators, testamentary trustees, legatees or beneficiaries (the "Transferee's Estate") shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement;

          (e) A Transfer made by the Purchaser of all or any portion of the Management Common Stock made after the date hereof in compliance with the Act and any applicable state securities laws to the Purchaser's spouse or any member of his immediate family (father, mother, brother, sister, children or grandchildren); provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the Purchaser's spouse or such member of the Purchaser's immediate family shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement;

          (f) A Transfer made by a Transferee of all or any portion of the Purchaser's Vested Management Common Stock made after the date hereof in compliance with the Act and any applicable state securities laws to the Transferee's spouse or any member of his immediate family (father, mother, brother, sister, children or grandchildren); provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the Transferee's spouse or such member of the Transferee's immediate family shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement;

          (g) A Transfer made by the Purchaser of all or any portion of the Management Common Stock made after the date hereof in compliance with the Act and any applicable state securities laws to a trust or custodianship the beneficiaries of which include only the Purchaser, his spouse or his lineal descendants (a "Purchaser's Trust"); provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the Purchaser's Trust shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement;

          (h) A Transfer made by a Transferee of all or any portion of the Purchaser's Vested Management Common Stock made after the date hereof in compliance with the Act and any applicable state securities laws to a trust or custodianship the beneficiaries of which include only a Transferee, the Transferee's spouse or the Transferee's lineal descendants (a "Transferee's Trust"); provided, however, that no such Transfer shall be of any force or effect or shall be given effect on the books of the Company unless the Transferee's Trust shall deliver to the Company a written agreement agreeing to be bound by the terms of this Agreement; and

          (i) A Transfer made by the Purchaser of all or any portion of the Purchaser's Management Common Stock to Security Pacific National Bank pursuant to that certain Guaranty and Security Agreement, dated as of December 12, 1988, between Security Pacific National Bank and the Purchaser.

          From and after the effective date of any Transfer permitted by this
Section 3.2, the Other Purchaser, the Purchaser's Estate, the Transferee's Estate, the Purchaser's or any Transferee's spouse or immediate family member, the Purchaser's Trust or the Transferee's Trust, as the case may be, shall be the Purchaser for all purposes of this Agreement unless the content otherwise requires.

     3.3. Legend. Each certificate representing shares of Management Common Stock shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN MANAGEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") DATED AS OF DECEMBER 12, 1988 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY) AND MAY BE SUBJECT TO REPURCHASE BY THE COMPANY, UNDER THE TERMS OF THE AGREEMENT. THEY MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE AGREEMENT. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF ANY VESTED SHARES REPRESENTED BY THIS CERTIFICATE (A 'TRANSFER') MAY BE MADE UNLESS SUCH TRANSFER COMPLIES WITH
     SECTION 4.1 OF THE

     AGREEMENT AND (A) SUCH TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT') AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS."

     3.4. Securities Unregistered. The Purchaser acknowledges that he has been advised that:

          (a) the Management Common Stock has not been registered under the Act or qualified under the applicable securities laws of any state;

          (b) the Management Common Stock must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Management Common Stock unless it is subsequently registered under the Act and qualified under applicable state securities laws or an exemption from such registration or qualification is available;

          (c) it is not anticipated that there will be any public market for the Management Common Stock;

          (d) Rule 144 promulgated under the Act ("Rule 144") is not presently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make Rule 144 available (except as provided in Section 5.2 hereof);

          (e) when and if shares of the Management Common Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of Rule 144;

          (f) if the Rule 144 exemption is not available, public sale without registration will require compliance with Regulation A promulgated under the Act or some other exemption under the Act and compliance with applicable state securities laws;

          (g) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Management Common Stock; and

          (h) a notation shall be made in the appropriate records of the Company indicating that the Management Common Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stock transfer restrictions will be issued to such transfer agent with respect to the Management Common Stock.

     3.5. Compliance with Rule 144. If any of the shares of the Management Common Stock are disposed of in accordance with Rule 144 under the Act, the Purchaser shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with such sale.

     3.6. Standstill Agreement. The Purchaser agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, the Purchaser will not effect any public sale or distribution of any shares of Management Common Stock (including a sale pursuant to Rule 144) not covered by such registration statement during the ten-day period prior to, and the 90-day period beginning on, the effective date of such registration statement (and the Company agrees to cause each holder of its shares of Common Stock purchased from the Company other than in a public offering to so agree).

     3.7. Additional Representations. The Purchaser further represents and warrants that:

          (a) he has been given the opportunity to obtain any information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company which he deems necessary to evaluate the merits and risks related to his investment in the Management Common Stock;

          (b) his financial condition is such that he can afford to bear the economic risk of holding the unregistered Management Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies;

          (c) he can afford to suffer a complete loss of his investment in the Management Common Stock;

          (d) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior sale to the Closing, the Purchaser will immediately furnish such revised or corrected information to the Company;

          (e) he understands and has taken cognizance of to all risk factors related to the purchase of the Management of Common Stock;

          (f) either (i) he has a "preexisting personal or business relationship" with the Company or any of its officers, directors or controlling persons, or (ii) by reason of his business or financial experience or the business or financial experience of his "professional advisors" who are unaffiliated with, and who are not compensated by, the Company or any affiliate of the Company, he has the capacity to protect his own interests in connection with the investment in the Management Common Stock.

          For purposes of this Section 3.7(f), a "preexisting personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent person to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists and a "professional advisor" is (a) a person who, as a regular part of that person's business, is customarily relied upon by others for investment recommendations or decisions and who is customarily compensated for those services, (b) an attorney, or (c) a certified public accountant. The Purchaser must advise the Company of his designated "professional advisor" in order to rely upon the "professional advisor" in making the representation set forth in this Section 3.7(f).

          (g) This Agreement has been executed and delivered by the Purchaser and is the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except for (i) the 710 effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, and (ii) limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement and upon the availability of injunctive relief or other equitable remedies.

          (h) The Purchaser is an officer or key employee of the Company and as such has a high degree of familiarity with the business, operations, financial condition and prospects of the Company.

     3.8. Covenant Not to Compete. Except as hereinafter provided, if the Purchaser's employment with the Company is voluntarily terminated, including resignation, the Purchaser shall not for a period of five years following the date of the purchase of Purchaser's Unvested Management Common Stock pursuant to the provisions of Section 4.2(c) hereof, alone or as an employee, creditor, investor or any entity, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or work for, any business or activity in any county, territory or area where the Company then conducts its business which is competitive with the business of the Company as conducted on the date of the purchase of the Purchaser's Unvested Management Common Stock pursuant to the provisions of Section 4.2(c) hereof.

IV.  THE COMPANY'S REPURCHASE RIGHTS AND OBLIGATIONS.

     4.1. Right of First Refusal on Management Common Stock. If at any time after the Closing and prior to any sale of the shares of the Company's Common Stock pursuant to a registration statement under the Act which has been declared effective by the Securities Exchange Commission (other than a registration statement on Form S-8 or any other such form) (a "Public Offering"), the Purchaser receives a bona fide offer to purchase any or all of his Vested Management Common Stock (an "Offer") from a third party other than one of the other Purchasers, including, without limitation, the Vice President of Marketing of the Company (the "Offeror") which the Purchaser wishes to accept, the Purchaser shall cause the Offer to be reduced to writing and shall notify the Company in writing of his wish to accept the offer. The Purchaser's notice shall contain an irrevocable offer to sell such Vested Management Common Stock to the Company (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer and shall be accompanied by a true copy of the offer (which shall identify the Offeror). At any time within 60 days after the date of the receipt by the Company of the Purchaser's notice, the Company shall have the right and option to purchase all of the Vested Management Common Stock covered by the Offer either (A) at the same price and on the same terms and conditions as the offer or (B) if the Offer includes any consideration other than cash, then, at the sole option of the Company, at the equivalent all cash price, determined in good faith by the Company's Board of Directors, by delivering a certified bank check or checks in the appropriate amount to the Purchaser against delivery of certificates or instruments representing the Vested Management Common Stock so purchased, free and clear of all claims, liens and encumbrances, appropriately endorsed by the Purchaser. In the event that the Company is not permitted to purchase all of the Vested Management Common Stock covered by the Offer as a result of the limitations set forth in Section 7.8 hereof, then, if the Company elects to exercise its right of first refusal as set forth in this Section 4.1, the Company shall purchase the greatest number of shares of Vested Management Common Stock covered by the Offer that the Company can purchase pursuant to Section 7.8 hereof within 60 days after the date of receipt by the Company of the Purchaser's notice and, in the event the Offeror is not willing to purchase the remaining shares of Vested Management Common Stock covered by the Offer, the Company shall purchase such remaining shares at such time as the provisions of Section 7.8 no longer limit its ability to do so.

          Subject to Section 3.1 hereof, if at the end of such 60-day period the Company has not tendered the purchase price for such shares in the manner set forth above, the Purchaser may during the succeeding 45-day period sell all of the Vested Management Common Stock covered by the Offer which the Company has not elected to purchase pursuant to this Section 4.1 to the Offeror on terms no less favorable to the Purchaser than those contained in the Offer. No sale may be made to any Offeror unless the Offeror agrees in writing with the Company to be bound by the provisions of this Agreement. Promptly after such sale, the Purchaser shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If, at the end of 45 days following the expiration of the 60-day period for the Company to purchase the Vested Management Common Stock, the Purchaser has not completed the sale of such shares as aforesaid, all the restrictions on Transfer contained in this Agreement shall again be in effect with respect to such Vested Management Common Stock.

          From and after the effective date of any Transfer permitted by this
Section 4.1, the Offeror shall be the Purchaser for all purposes of this Agreement, other than Section 4.2 hereof.

     4.2. Repurchase of the Management Common Stock Upon Termination of Purchaser's Employment.

          (a)  Repurchase Upon Involuntary Termination for Cause. Subject to
Section 7.8 hereof, if the Purchaser's active employment with the Company is involuntarily terminated "for cause" (as hereinafter defined) (a "For Cause Repurchase Event"), the Company shall (i) be required to repurchase all of the Unvested Management Common Stock held by the Purchaser, his spouse or immediate family members or the Purchaser's Trust on the date of the For Cause Repurchase Event as determined pursuant to Section 2.4 hereof and (ii) have the right and option, at any time within 60 days of the For Cause Repurchase Event to purchase all, but not less than, all of the Vested Management Common Stock held by the Purchaser, his spouse or immediate family members, or the Purchaser's Trust on the date of such For Cause Repurchase Event, in each case, at a price per share equal to the Per Share Price.

          For purposes of this Section 4.2, a termination "for cause" shall mean any termination by the Company of the Purchaser's active employment for any of the following reasons: (i) the Purchaser's conviction of a crime substantially detrimental to the Company's business; (ii) the Purchaser's intentional or willful damage of the Company's business, properties or labor relations; or (iii) the Purchaser's continued inadequate performance of his duties after receiving written notice thereof from the Company as determined by a vote of the majority of the Company's directors.

          (b)  Repurchase Upon Involuntary Termination Without Cause. Subject to
Section 7.8 hereof, if the Purchaser's active employment with the Company is involuntarily terminated for any reason (other than a termination "for cause"), including retirement, death, disability or termination without cause (an "Involuntary Repurchase Event"), the Company shall be required to repurchase (i) all of the Unvested Management Common Stock held by the Purchaser, his spouse or immediate family members or the Purchaser's Trust on the date of the Involuntary Repurchase Event as determined pursuant to Section 2.4 hereof at a price per share equal to the Per Share Price, and (ii) all, but not less than all, of the Vested Management Common Stock held by the Purchaser, his spouse and immediate family members or the Purchaser's Trust on the date of the Involuntary Repurchase Event as determined pursuant to Section 2.4 hereof at a price per share equal to the Fair Market Value thereof (as hereinafter defined).

          (c) Repurchase Upon Voluntary Termination. Subject to Section 7.8 hereof, if the Purchaser's active employment with the company is voluntarily terminated, including resignation (a "Voluntary Repurchase Event"), the Company shall (i) be required to repurchase all of the Unvested Management Common Stock held by the Purchaser, his spouse or immediate family members or the Purchaser's Trust on the date of the Voluntary Repurchase Event as determined pursuant to
Section 2.4 hereof at a price per share equal to the Per Share Price and (ii) have the right and option at any time within 60 days of the Voluntary Repurchase Event to purchase all, but not less than all, of the Vested Management Common Stock held by the Purchaser, his spouse or immediate family members or the Purchaser's Trust on the date of the Voluntary Repurchase Event as determined pursuant to section 2.4 hereof at a price per share equal to the Fair Market Value thereof.

          (d) Fair Market Value. For purposes of this Section 4.2, the "Fair Market Value" of each share of Vested Management Common Stock means the value of such share as agreed to by the Company and the Purchaser. In the event the Parties cannot in good faith agree on such Fair Market Value within 60 days following the Involuntary Repurchase Event or the Voluntary Repurchase Event, as the case may be, the Fair Market Value of each share of Vested Management Common Stock shall mean the amount per share which would be received with respect to the Common Stock to be transferred in a sale of all the outstanding Common Stock in a single transaction to a third party, without deduction for any transfer or other restrictions on the Common Stock and without regard to the fact that less than all the outstanding Common Stock is being purchased or sold in the transaction for which Fair Market Value is to be determined. Such Fair Market Value shall be based upon an appraisal by an independent appraiser or independent investment banker selected by the Board of Directors of the Company.

          (e) Procedures for Repurchase. The closing of the repurchase of the any Management Common Stock pursuant to this Section 4.2 (the "Repurchase Closing") shall take place on the date designated by the Company in a written notice to the Purchaser, his spouse or immediate family members or the Purchaser's Trust, as the case may be, which date shall not be more than sixty (60) days after the For Cause Repurchase Event, the Involuntary Repurchase Event or the Voluntary Repurchase Event, as the case may be. The Company will pay for the Management Common Stock to be purchased pursuant to this Section 4.2 by check payable to the Purchaser, his spouse or immediate family members, or the Purchaser's Trust, as the case may be; provided, however, that in the case of a purchase of Vested Management Common Stock pursuant to clause (ii) of Section 4.2(b) or 4.2(c) hereof, the Company will pay for the Vested Management Common Stock to be purchased in three equal, annual installments, commencing on the date of the Repurchase Closing. Any unpaid balance of the purchase price shall bear interest from the date of the Repurchase Closing at the lowest rate necessary in order to avoid the imputation of interest or the creation of original issue discount under the applicable provisions of the Internal Revenue Code of 1986, as amended from time to time, and shall be evidenced by an installment note of the Company payable to the order of Purchaser, his spouse or immediate family members, or the Purchaser's Trust, as the case may be, in form and substance reasonably satisfactory to the Company. The Purchaser will deliver certificates or instruments representing the Management Common Stock so purchased free and clear of all claims, liens and encumbrances, appropriately endorsed by the Purchaser, his spouse or immediate family member or the Purchaser's Trust, as the case may be.

          (f) Any Management Common Stock purchased by the Company pursuant to the provisions of this Section 4.2 shall be issued to other members of the management and key employees of the Company.

V.   THE COMPANY'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     5.1. The Company's Representations and Warranties. The Company represents and warrants to the Purchaser that:

          (a) Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California; has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify to be licensed, except for such jurisdictions where the failure to so qualify or be licensed would not have a material adverse effect on the business or financial condition of the Company.

          (b) Authority. The Company has all requisite power and authority to enter into and perform all of the its obligations under this Agreement, to issue the shares of Management Common Stock and to carry out the transactions contemplated hereby.

          (c) Due Authorization. The Company has taken all corporate actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except for (i) the effect upon this Agreement of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, and (ii) limitations imposed by federal or state laws or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement and upon the availability of injunctive relief or other equitable remedy.

          (d) Capitalization. The authorized capital stock of the Company on the date hereof consists of 4,000 shares of Redeemable Preferred Stock, 14,000 shares of Convertible Preferred Stock and 766,283 shares of Common Stock. Prior to the issuance of the Management Common Stock described herein, 100 shares of Common Stock and no shares of either series of Preferred Stock were issued and outstanding. When certificates evidencing the Management Common Stock to be purchased by the Purchaser have been delivered against payment therefor as provided herein, such shares shall be duly authorized, validly issued, fully paid and nonassessable.

          Except for the Convertible Preferred Stock, the Warrant, dated December 12, 1988, in favor of Security Pacific National Bank, the Warrant Purchase Agreement, dated as of December 12, 1988, between the Company and Security Pacific National Bank and the Option Agreement, dated as of December 22, 1988, between Donald W. Jones, M.D. and Julie E. Jones, (i) there are no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any person to purchase or otherwise acquire any capital stock of the Company, and (ii) there are no obligations or securities convertible into or exchangeable or exercisable for shares of any capital stock of the Company or any commitments of any character relating to or entitling any person to purchase or otherwise acquire any such obligations or securities. Except pursuant to that certain Registration Rights Agreement, dated as of December 12, 1988, between the Company, FICI, BSP and Security Pacific National Bank (the "Registration Rights Agreement") and Section 6 of this Agreement, the Company has not entered into any agreement to register its securities under the Act.

     5.2. Rule 144. The Company agrees that if and after it has filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to any class of equity securities of the Company, it will use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, upon the request of the Purchaser, will furnish Purchaser with such information as may be necessary to enable the Purchaser to effect routine sales pursuant to Rule 144 under the Act or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Notwithstanding anything to the contrary contained in this Section 5.2, the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

VI.  "PIGGYBACK" REGISTRATION RIGHTS

     6.1. Right to Piggy-Back for Vested Management Common Stock. If at any time the Company proposes to file a registration statement under the Act with respect to its Common Stock or securities convertible or exchangeable into its Common Stock (other than a registration statement (i) on Form S-8 or any successor form to such Form or (ii) filed in connection with an exchange offer or an offering of its Common Stock or of securities convertible or exchangeable into its Common Stock made solely to its existing stockholders in connection with a rights offering or solely to employees of the Company), whether or not for its own account including pursuant to a demand registration under the Registration Rights Agreement (an "Investor

Demand"), then the Company shall give written notice of such proposed filing to the Purchaser at least 15 days before the anticipated filing date. Such notice shall offer the Purchaser the opportunity to register such amount of Vested Management Common Stock as the Purchaser may request (a "Piggyback Registration"). Subject to Section 6.2 hereof, the Company shall include in each such Piggyback Registration all Vested Management Common Stock of the Purchaser with respect to which the Company received a written request for inclusion therein within 10 days after notice has been duly given the Purchaser.

     6.2. Priority on Piggyback Registrations. The Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Purchaser to include all Vested Management Common Stock requested to be included in the Piggyback Registration in such offering on the same terms and conditions as the other Common Stock of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written opinion to the Purchaser that the total number of securities which the Purchaser, the Company, and any other persons or entities having registration rights, intend to include in such offering is such as to materially and adversely affect the success of such offering, then (i) if the Piggyback Registration is an Investor Demand the Registration Expenses (as defined in the Registration Rights Agreement) for which are being paid by the Company, the number of securities to be offered in the Piggyback Registration for the account of all persons and entities, including the Company (other than the FICI, BSP and Security Pacific National Bank) shall be reduced or limited pro rata in proportion to the respective number of securities requested to be included in such registration to the extent necessary to reduce the total number of securities to be included in such offering to the number recommended by such managing underwriter or underwriters and (ii) in all other cases, the number of securities to be offered in the Piggyback Registration for the account of all persons and entities (other than the Company) shall be reduced or limited pro rata in proportion to the respective number of securities required to be registered to the extent necessary to reduce the total number of securities to be included in such offering to the number recommended by such managing underwriter or underwriters.

VII. MISCELLANEOUS

     7.1. Purchaser's Employment by Company. Nothing contained in this Agreement or in any other agreement entered into by the Company and the Purchaser contemporaneously with the execution of this Agreement (i) obligates the Company to employ the Purchaser in any capacity whatsoever or (ii) prohibits or restricts the Company from terminating the employment, if any, of the Purchaser at any time or for any reason whatsoever, with or without cause, and the Purchaser hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the Purchaser concerning the Purchaser's employment or continued employment by the Company.

     7.2. State Securities Laws. The Company hereby agrees to use its best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Management Common Stock. Notwithstanding the foregoing, this Agreement shall have no force or effect if the Company is unable to comply with such laws.

     7.3. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.

     7.4. Amendment. This Agreement may be amended only by a written instrument signed by the Parties hereto which specifically states that it is amending this Agreement.

     7.5. Applicable Law. The laws of the state of California shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be implied under principles of conflicts of law.

     7.6. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

          (a)  If to the Company, to it at:

               2 Goodyear
               Irvine, CA 92718
               Attention: Secretary

               with a copy to:

               Latham & Watkins
               650 Town Center Drive
               Twentieth Floor
               Costa Mesa, CA 92626
               Attn: Jeffrey T. Pero, Esq.

          (b) If to the Purchaser, to him at the address set forth below under his signature; or at such other address as either Party shall have specified by notice in writing to the other.

     7.7. Payment for Management Common Stock by the Company. If at any time the Company purchases Management Common Stock from the Purchaser hereunder and the Purchaser is indebted to the Company or otherwise has any liquidated or unliquidated liability of any nature whatsoever to the Company in any amount whatsoever, the Company may, at its sole election, apply all (or part of) such indebtedness or liability, including any interest accrued thereon, to the purchase price of the shares of Management Common Stock.

     7.8. Limitations on Exercisability of the Company's Repurchase Rights and Obligations. Notwithstanding anything to the contrary contained in Article IV, the Company may not purchase shares of Management Common Stock from the Purchaser if at such time there exists or is continuing a default by the Company under any mortgage, indenture or instrument under which there may be secured or evidenced any indebtedness of the Company or any other material agreements of the Company, or if such purchase would result in a default by the Company under any such agreement, an impairment of the capital of the Company, the capital of the Company is then impaired or such purchase would otherwise violate the California Corporations Code.

     7.9. Rights to Negotiate Purchase Price. Nothing in this Agreement shall be deemed to restrict or prohibit the Company from purchasing shares of Management Common Stock from the Purchaser, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the Parties, whether or not at the time of such purchase circumstances exist which specifically grant the Company the right, or obligate the Company, to purchase shares of Management Common Stock under the terns of this Agreement.

     7.10. Covenant Regarding 83(b) Election. Purchaser hereby covenants and agrees that he will make the election provided pursuant to Treasury Regulation 1.83-2 with respect to the Management Common Stock; and Purchaser further covenants and agrees that he will furnish the Company with copies of the forms of election the Purchaser files within 30 days after the date hereof, and with evidence that each such election has been filed in a timely manner.

     7.11. Notice of Change of Beneficiary. Immediately prior to any Transfer of Management Common Stock to a Purchaser's Trust or a Transferee's Trust, the Purchaser or the Transferee, as the case may be, shall provide the Company with a copy of the instruments creating the Purchaser's Trust or the Transferee's Trust, as the case may be, and with the identity of the beneficiaries of the Purchaser's Trust or the Transferee's Trust, as the case may be. The Purchaser or Transferee, as the case may be, shall notify the Company immediately prior to any change in the identity of any beneficiary of the Purchaser's Trust or the Transferee's Trust, as the case may be; provided, however, that no such change in the identity of any beneficiary shall be permitted unless a Transfer to the Purchaser's Trust or the Transferee's Trust, as the case may be, containing such new beneficiary would be permitted by Section 3.2 hereof.

     7.12. Expiration of Agreement. This Agreement shall terminate and be of no further force or effect with respect to any shares of Management Common Stock sold by the Purchaser pursuant to an effective registration statement filed by the Company pursuant to Article VI hereof or in compliance with Rule 144.

     7.13. Recapitalizations, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Management Common Stock, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Management Common Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

     7.14. Assignment. No Party shall have the right, without the prior written consent of the other Party to sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby; provided, however, that the Company shall have the right to assign its rights or obligations to purchase any of the Management Common Stock under Article IV hereof to one or more persons or entities without the consent of the Purchaser or any other person. This Agreement is made solely for the benefit of the Parties hereto, and no other person shall acquire or have any right under this Agreement.

                                 SIGNATURE PAGE

     IN WITNESS HEREOF, the Parties have executed this Agreement as of the date first above written.

The Company:                            TOXI-LAB, INC.

                                        By: /s/ C. Michael O'Donnell
                                            ------------------------------------
                                        Its: President
                                            ------------------------------------

The Purchaser:                          WILFORD DOWNS

                                        /s/
                                            ------------------------------------

                                        Address of Purchaser:
                                        25551 Goldensprings Dr.
                                        ----------------------------------------
                                        Dana Point, CA  92629
                                        ----------------------------------------


                       Consent and Ratification of Spouse

     The undersigned, the spouse of __________________, a party to the attached Management Subscription Agreement (the "Agreement"), dated as of December 12, 1988, hereby consents to the execution of the Agreement by such party; and ratifies, approves, confirms and adopts the Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to the Agreement, with respect to the Management Common Stock (as defined in the Agreement) made the subject of the Agreement in which the undersigned has an interest, including any community property interest.


Date:
      ------------------------          ----------------------------------------

                                   SCHEDULE I


                                    Number of           Aggregate
                                      Shares         Purchase Price
                                    ---------        --------------
Wilford Downs                        33,793              $33,793

                        PROPRIETARY INFORMATION AGREEMENT

     This Proprietary Information Agreement (the "Agreement") is entered into this _____ day of ____________, 1998_ , between Toxi-Lab, Inc., a California corporation (the "Company"), and ______________________________ ("Employee").

                                    RECITALS

     A. Employee desires to be employed by the Company and the Company desires to employ Employee.

     B. Employee will be employed by the Company in a capacity in which Employee will receive or have access to information which Employee and the Company acknowledge is confidential and not generally known outside the Company. Employee and the Company also expect Employee, as part of his or her job duties with the Company, to develop or contribute to new ideas and improvements which will be confidential, not generally known outside the Company, and Proprietary Information (as hereinafter defined) owned solely by the Company.

     C. Employee understands that by entering into this Agreement and/or working for the Company, Employee will learn of, have access to, or develop confidential and Proprietary Information of the kind referred to generally in paragraph B, above.

     D. Employee further understands that by accepting the benefits of employment with the Company, Employee assumes the obligations set forth herein and recognizes that those obligations apply not only to the period of employment with the Company but also after the employment relationship has ended. Employee understands that such continuing obligations right limit Employee's ability to obtain employment with other employers who engage in businesses similar to that of the Company and who would employ Employee in a capacity that would undermine or threaten the confidentiality of the proprietary and confidential information referred to in this Agreement.

     WHEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Employee understand and agree to the following:


                                        I

                                   DEFINITION

     In this Agreement, the terms listed below shall have the following meanings:

     1.1 "Company" means Toxi-Lab, Inc., a California corporation, and any other business entity owning, owned by, or otherwise affiliated with Toxi-Lab, Inc.

     1.2 "Employee" has the meaning assigned to such term in the recitals hereto.

     1.3 "Proprietary Information" means all information disclosed to Employee or known by Employee as a consequence of or through Employee's employment by the company (including information belonging to third parties in the Company's possession and information

                                    EXHIBIT A

conceived, originated, discovered or developed by Employee), whether or not in Employee's primary field of professional interest, not generally known in the trade or industry in which such information is used, about the Company's (or third parties') products, processes, services and customers, including, without limitation, information relative to research, development, Inventions, manufacture, purchasing, engineering, and business studies, practices, and finances. It shall not include any information which is in the possession of Employee from a source other than the Company as established by the written records of Employee.

     1.4 "Inventions" means inventions, discoveries, plans, sketches, drawings, models, figures, work-in-progress, concepts and ideas, whether patentable or not, and whether or not protected by copyright or trade secret, including but not limited to processes, methods, formulas, and techniques, as well as improvements thereof or know-how related thereto.


                                       II

                                     GENERAL

     2.1 Employee understands that this Agreement is a condition to his or her employment with the Company, and that the sole consideration for his or her obligations under this Agreement is his or her salary and other benefits of employment with the Company. Employee agrees never to assert any claim for other or different consideration for performance of his obligations under this Agreement. Employee understands that his or her employment with the Company is terminable at will unless otherwise provided in writing, and that this Agreement is not intended to be an agreement of employment.

     2.2 Employee understands that his or her employment involves a high degree of trust and confidence, that he or she is employed for the purpose of making Inventions and improvements in the Company's products, processes and operations, that in executing this Agreement Employee undertakes obligations in addition to those obligations which are imposed or implied by law, and certifies that he or she knowingly or voluntarily undertakes the obligations set forth in this Agreement.

                                       III

                                   INVENTIONS

     3.1 With respect to (i) Inventions made or conceived by Employee, whether or not during Employee's hours of employment or with the use of the Company's equipment, facilities, materials, trade secrets or personnel, either solely or jointly with another or others, during the period of Employee's employment with the Company which (w) have any applicability to any aspect of the work engaged in by Employee as an Employee of the Company, (x) were derived from Proprietary Information which Employee received from the Company, as determined by the Company, (y) have been incorporated or utilized or may hereafter be incorporated or utilized by the Company in the manufacture, use or sale of the Company's products or (z) relate to the business of the Company or to the Company's actual or demonstrably anticipated research or development, and (ii) inventions made or conceived by Employee solely or jointly after termination of Employee's employment based on or related to Proprietary information, without royalty or any other consideration to Employee therefor:

          (a) Employee shall inform officials designated by the Company to receive disclosures promptly and fully of such Inventions by a written report, setting forth in detail necessary to permit the Company to understand said Inventions and practice then without the exercise of further inventive skill, the procedures employed and the results achieved. A report will be submitted by Employee upon completion of any and all studies or research projects undertaken on the Company's behalf, whether or not in Employee's opinion a given project has resulted in an Invention.

          (b) Employee shall apply, at the Company's request and expense, for United States and foreign letters patent either in Employee's name or otherwise as the Company shall desire.

          (c) Employee shall assign and hereby does assign to the Company all of Employee's rights to such Inventions, and to applications for United States and/or foreign letters patent and to United States and/or foreign letters patent granted upon such Inventions.

          (d) Employee shall acknowledge and deliver promptly to the Company without charge to the Company (beyond Employee's regular salary or, if after employment, at a rate equal thereto), but at the Company's expense such written instruments and shall do such other lawful acts, such as giving testimony in support of inventorship, as may be necessary in the opinion of the company to obtain and maintain United States and/or foreign letters patent and to vest the entire right and title thereto in the Company.

     3.2 Employee shall grant and hereby grants the Company the royalty-free right to use in its business, to keep as a trade secret of the Company, and to use, make and sell products, processes, and/or services derived from any Inventions, conceived or made by Employee during the period of Employee's employment with the Company, which are not within the scope of Inventions described in Section 3.1 hereof, but which are conceived or made by Employee (i) during the hours which Employee is employed or retained by Company or (ii) with the use or assistance of the Company's facilities, materials, or personnel.

     3.3 For purpose of this Article III, an Invention is deemed to have been made during the period of Employee's employment with the Company if, during such period, the Invention was conceived or first actually reduced to practice. Employee agrees that any patent application filed within a year after termination of his or her employment shall be presumed to relate to an Invention which was made during the period of his or her employment with the Company unless he or she provides evidence to the contrary.

     3.4 Notwithstanding anything in this Article III to the contrary, this Agreement does not apply to any Invention that qualifies fully under the provisions of the California Labor Code Section 2870, which reads in pertinent part as follows:

          "Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee's own time, and (a) which does not relate (1) to the business of the employer or (2) to the employer's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by the employee for the employer."


                                       IV

                             PROPRIETARY INFORMATION

     4.1 Except as required in Employee's duties to the Company, or as authorized in writing by the management of the Company or its designated representative, Employee shall never during or after his or her employment, directly or indirectly, or otherwise use, disseminate, disclose, lecture upon or publish articles concerning any Proprietary Information, or use for Employee's or another's benefit or deliver to another any document, record, notebook, file, computer program, sketch or similar repository of or containing Proprietary Information, unless or until such Proprietary Information may become a matter of public knowledge through no fault of Employee or unless otherwise required to comply with law or with a request of a governmental or regulatory agency.

     4.2 Upon termination of Employee's employment with the Company, all documents, records, notebooks, files, computer programs, sketches and similar repositories of or containing Proprietary Information, including all copies thereof, then in Employee's possession or control whether prepared by Employee or others, will be left with or returned to the Company.


                                        V

                   CONTINUING OBLIGATIONS AND PRIOR INVENTIONS

     5.1 Except as listed by annexation to this Agreement, Employee has no outstanding obligations to any party, and Employee shall not assert any rights under any Inventions, as having been made or acquired by Employee prior the commencement of Employee's period of employment with the Company or since then, and not otherwise covered by the terms of this Agreement.

     5.2 Employee understands that he or she is expected to honor any prior obligations Employee may have with respect to Proprietary Information which Employee possesses and Employee agrees not to disclose to the Company or use any proprietary Information or trade secrets belonging to any third party.


                                       VI

                            CONTINUITY OF OBLIGATIONS

     All of Employee's obligations under this Agreement shall be binding upon Employee's heirs, assigns, and legal representatives.


                                       VII

                                INJUNCTIVE RELIEF

     7.1 Employee acknowledges that the Company would not have any adequate remedy at law for the material breach of any one or more of the provisions set forth in this Agreement by Employee or these affiliated with Employee.

     7.2 In addition to other remedies which the Company may have under this Agreement, Employee agrees that in the event a breach of this Agreement is threatened or takes place the Company shall be entitled to obtain a temporary restraining order and preliminary and permanent Injunction against Employee to restrain such breach or threatened breach.


                                      VIII

                         APPLICABLE LAW AND SEVERABILITY

     8.1 This Agreement shall be construed in accordance with and governed for all purposes by the law of the State of California applicable to contracts made and to be performed in that state, excluding any choice of law principles which direct the application of the laws of another jurisdiction.

     8.2 In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.


                                       IX

                                   ASSIGNMENT

     This Agreement shall be assignable by the Company to any successor or to any other Company owned or controlled by the Company, and shall be binding upon Employee. This Agreement, being personal to the Employee, shall not be assignable by the Employee.


                                        X

                                    AUTHORITY

     Employee represents and warrants to the Company that Employee has full right and authority to enter into this Agreement and has no legal obligations inconsistent with the terms of this Agreement.


                                       XI

                                  MODIFICATION

     This Agreement constitutes the full and complete understanding and agreement between the parties relating to the subject matter contained herein and supersedes and replaces any existing Agreement, written or otherwise, entered into between the parties relating generally to the same subject matter. The terms set forth in this Agreement may not be modified in any way except by a written agreement signed by Employee and by an authorized representative of the Company which expressly states the intention of the parties to modify the terms of this Agreement.


                                       XII

                              NON WAIVER OF RIGHTS

     All waivers hereunder must be made in writing, and failure at any time to require the other party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or as a waiver or modification of the provision.


                                      XIII

                               FURTHER ASSURANCES

     The parties hereto shall each perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to accomplish the purposes of this Agreement.


                                       XIV

                                SUBJECT HEADINGS

     The subject headings of this Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.


                                       XV

                                    EXECUTION

     This Agreement supersedes and replaces any existing agreement, written or otherwise, entered into by me relating generally to the same subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TOXI-LAB, INC.

By:
    ----------------------------------  ----------------------------------------


Title:                                  ----------------------------------------


                                PRIOR INVENTIONS

     Annex a complete list of all Inventions which are to be excluded from the obligations of this Agreement.

Number of pages annexed hereto: ____ (____________________)
                                      Initials of Employee

              FIRST AMENDMENT TO MANAGEMENT SUBSCRIPTION AGREEMENT

               This First Amendment to Management Subscription Agreement is made and entered into to as of the 23rd day of March, 1992, between Toxi-Lab, Inc., a California corporation ("Toxi-Lab" or the "Company") and the persons whose signatures appear below (the "Shareholders").

                                   RECITALS

               A. The Shareholders constitute all the current shareholders of the Company who are parties to that certain Management Subscription Agreement dated December 12, 1988 by and among the Company and such shareholders, as amended (the "Management Subscription Agreement").

               B. The Company is in the process of obtaining a loan from Greyhound Financial Corporation, a Delaware corporation ("GFC") in the aggregate principal amount of approximately $2,500,000 (the "Loan").

               C. As a condition to the making of the Loan, GFC has required a pledge by the Shareholders of 100% of the voting common stock of the Company held or acquired in the future by the Shareholders.

               D. The parties hereto desire to amend the Management Subscription Agreement in order to permit the Shareholders to pledge their stock as security for the Loan and to enter into and perform such other documents and agreements as may be necessary or advisable in facilitating the Loan.

                                   AGREEMENT

     NOW THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

     1. Paragraph 3.2(i) is deleted in its entirety and in its place is inserted the following:

          "(i) A Transfer made by the Purchaser of all or any portion of the Purchaser's Management Common Stock, or any interest therein, to GFC pursuant to that certain Pledge Agreement dated as of March __, 1992 between GFC and the Purchaser."

     2. Except as expressly amended and modified herein, the Company and the Shareholders ratify and confirm the Management Subscription Agreement, as amended, in its entirety.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.



TOXI-LAB, INC., a California
corporation

                                        ----------------------------------------
                                        D. Adams

By:
    ---------------------------------
                                        ----------------------------------------
Its:                                    Michael A. Beeuwsaert
    ---------------------------------


--------------------------------------  ----------------------------------------
C. Michael O'Donnell                    Stephen Schultheis


--------------------------------------  ----------------------------------------
C. Downs                                Lorna A. Gamboa

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared C. Michael O'Donnell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared C. Downs, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared J. Adams, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Michael A. Beeuwsaert, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Stephen Schultheis, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Lorna A. Gamboa, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

             SECOND AMENDMENT TO MANAGEMENT SUBSCRIPTION AGREEMENT

               This Second Amendment to Management Subscription Agreement is made and entered into to as of the 27th day of October, 1993, between Ansys, Inc., a California corporation (formerly Toxi-Lab, Inc., a California corporation) ("Ansys" or the "Company"), and the persons whose signatures appear below (the "Shareholders").

                                    RECITALS

     A. The Shareholders constitute all the current shareholders of the Company who are parties to that certain Management Subscription Agreement dated December 12, 1988 by and among the Company and such shareholders, as amended (the "Management Subscription Agreement").

     B. The Company is in the process of obtaining a loan from Independence One Bank of California, a federally chartered stock savings bank ("Lender") in the aggregate principal amount of approximately $1,500,000 (the "Loan").

     C. As a condition to the making of the Loan, Lender has required a pledge by the Shareholders of 100% of the voting common stock of the Company held or acquired in the future by the Shareholders.

     D. The parties hereto desire to amend the Management Subscription Agreement in order to permit the Shareholders to pledge their stock as security for the Loan and to enter into and perform such other documents and agreements as may be necessary or advisable in facilitating the Loan.

                                    AGREEMENT

     NOW THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

     1. Paragraph 3.2(i) is deleted in its entirety and in its place is inserted the following:

          "(i) A Transfer made by the Purchaser of all or any portion of the Purchaser's Management Common Stock, or any interest therein, to secure indebtedness of the Company."

     2. Except as expressly amended and modified herein, the Company and the Shareholders ratify and confirm the Management Subscription Agreement, as amended, in its entirety.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.



                                        ----------------------------------------
ANSYS, INC., a California               Darrell J. Adams
corporation

                                        ----------------------------------------
By:                                     Michael A. Beeuwsaert
    ---------------------------------

Its:                                    ----------------------------------------
    ---------------------------------   Stephen Schultheis


-------------------------------------   ----------------------------------------
C. Michael O'Donnell                    Lorna A. Gamboa


-------------------------------------
Wilford C. Downs

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared C. Michael O'Donnell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Wilford C. Downs, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Darrell J. Adams, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Michael A. Beeuwsaert, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Stephen Schultheis, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Lorna A. Gamboa, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

              THIRD AMENDMENT TO MANAGEMENT SUBSCRIPTION AGREEMENT

     This Third Amendment to Management Subscription Agreement is made and entered into to as of the 17th day of August, 1998, between Ansys Diagnostics, Inc., a California corporation (formerly Ansys, Inc., a California corporation, and Toxi-Lab, Inc., a California corporation) ("Ansys" or the "Company"), and the persons whose signatures appear below (the "Shareholders").

                                    RECITALS

     A. The Shareholders constitute all the current shareholders of the Company who are parties to that certain Management Subscription Agreement dated December 12, 1988 by and among the Company and such shareholders, as amended (the "Management Subscription Agreement"), and who are currently employed by the Company.

     B. The parties hereto desire to amend the Management Subscription Agreement in order to modify the circumstances under which the Company is obligated to purchase and the Shareholders are obligated to sell their common stock in the Company.

                                    AGREEMENT

     NOW THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

     1. Section 4.2 of the Management Subscription Agreement is hereby deleted in its entirety.

     2. Except as expressly amended and modified herein, the Company and the Shareholders ratify and confirm the Management Subscription Agreement, as amended, in its entirety.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.



ANSYS DIAGNOSTICS, INC., a
California corporation


By:
   ----------------------------------
   Stephen K. Schultheis
      Its: President


By:
   ----------------------------------
   Suzanne David
  Its: Secretary


-------------------------------------
Wilford C. Downs


-------------------------------------
Darrell J. Adams


-------------------------------------
Lorna A. Gamboa

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Wilford C. Downs, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Darrell J. Adams, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ORANGE      )


     On ___________________________, before me, ________________________, Notary
Public, personally appeared Lorna A. Gamboa, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their authorized signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     NOTARY PUBLIC


(seal)